SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ALLOCATION FUNDS

Wells Fargo Growth Balanced Fund
Wells Fargo Moderate Balanced Fund
(the “Funds”)

            The following changes are made to the Funds effective November 30, 2017.

I. Fund Management

Effective November 30, 2017, Thomas C. Biwer, CFA, Erik J. Sens, CFA and Aldo Ceccarelli, CFA are removed as Portfolio Managers of the Funds. All references to Messrs. Biwer, Sens and Ceccarelli in the Funds’ prospectuses, summary prospectuses and Statement of Additional Information are hereby removed.

In addition, in the section of the Funds prospectuses entitled “Management of the Funds – The Manager and Portfolio Managers”, the following paragraph is removed in its entirety:

“The following portfolio managers are responsible for determining the allocation of assets of Growth Balanced Fund and Moderate Balanced Fund in various master portfolios and Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.”

II. Benchmark

Effective November 30, 2017, the Wells Fargo Growth Balanced Fund’s blended benchmark, the Growth Balanced Blended Index, will now be composed of 35% Bloomberg Barclays U.S. Aggregate Bond Index, 45% Russell 3000® Index and 20% MSCI ACWI ex-U.S Index.

November 30, 2017                                                                                                     AFAM117/P503SP2